Exhibit 10.2

Execution Version

COMPANY STOCKHOLDER SUPPORT AGREEMENT

This Company Stockholder Support Agreement (this “Support Agreement”) is dated as of May 9, 2023, by and among RMG Acquisition Corp. III, a Cayman Islands exempted company limited by shares (which shall de-register as an exempted company incorporated in the Cayman Islands by way of continuation to the State of Delaware and domesticate as a Delaware corporation prior to the Closing (as defined in the Merger Agreement (as defined below)) (“Acquiror”), H2B2 Electrolysis Technologies, Inc., a Delaware corporation (the “Company”), and the Persons set forth on Schedule I hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

RECITALS

WHEREAS, as of the date hereof, the Company Stockholders are the holders of record of such number of shares of Company Common Stock as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Common Stock, together with any shares of Company Common Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time are referred to herein as the “Subject Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Support Agreement, Acquiror and the Company have entered into an Agreement and Plan of Merger (as amended or modified from time to time in accordance with its terms, the “Merger Agreement”), dated as of the date hereof, pursuant to which, at the Closing, the Company will merge with and into Acquiror, the separate corporate existence of the Company will cease and Acquiror will be the Surviving Corporation (the “Merger”), on the terms and conditions set forth therein; and

WHEREAS, as an inducement to Acquiror’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
COMPANY STOCKHOLDER AGREEMENT; COVENANTS

Section 1.1     Binding Effect of Merger Agreement. Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Support Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder hereby agrees to be bound by and comply with Sections 6.3 (Confidentiality), 6.5 (Acquisition Proposals), and 11.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections of the Merger Agreement) as if such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions to the same extent as such provisions apply to the Company.

Section 1.2     No Transfer. During the period commencing on the date hereof and ending on the Expiration Time (as defined below), each Company Stockholder shall not (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any shares of Company Common Stock owned by each such Company Stockholder, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Company Common Stock owned by each such Company Stockholder or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b); provided, however, that nothing herein shall prohibit a transfer to an Affiliate of such Company Stockholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Acquiror, to assume all of the obligations of such Company Stockholder under, and be bound by all of the terms of, this Support Agreement; provided, further, that any transfer permitted under this Section 1.2 shall not relieve such Company Stockholder of its obligations under this Support Agreement. Any transfer in violation of this Section 1.2 with respect to the Subject Shares shall be null and void. Nothing in this Support Agreement shall prohibit direct or indirect transfers of equity or other interests in the Company Stockholder.

Section 1.3     New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any shares of Company Common Stock or other equity securities of the Company are issued to any Company Stockholder after the date of this Support Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of Company Common Stock of, on or affecting the shares of Company Common Stock owned by such Company Stockholder or otherwise, (b) any Company Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Common Stock or other equity securities of the Company after the date of this Support Agreement, or (c) any Company Stockholder acquires the right to vote or share in the voting of any shares of Company Common Stock or other equity securities of the Company after the date of this Support Agreement (such shares of Company Common Stock or other equity securities of the Company, collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Support Agreement to the same extent as if they constituted the shares of Company Common Stock owned by such Company Stockholder as of the date hereof.

Section 1.4     Closing Date Deliverables. On the Closing Date, the Company Stockholders shall deliver to Acquiror (a) a duly executed copy of the Registration Rights Agreement, by and among Acquiror, the Sponsor, and such Company Stockholders in substantially the form attached as Exhibit C to the Merger Agreement and (b) a duly executed copy of the Lock-Up Agreement, by and among Acquiror, the Sponsor, and each such Company Stockholder in substantially the form attached as Exhibit D to the Merger Agreement.

Section 1.5     Company Stockholder Agreements.

(a)            At any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought, each Company Stockholder shall (i) if a meeting is held, appear at each such meeting (in person or by proxy) or otherwise cause all of its shares of Company Common Stock to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all of its shares of Company Common Stock:

(i)             in favor of approving and adopting the Merger Agreement, the Ancillary Agreements and the transactions contemplated thereby (including the Merger);

(ii)            against any Acquisition Proposal or any proposal relating to an Acquisition Proposal;

(iii)           against any merger agreement or merger (other than the Merger Agreement and the transactions contemplated thereby, including the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any of its Subsidiaries;

(iv)           against any change in the business, management or the Company Board; and

(v)            against any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of this Support Agreement, the Merger Agreement or the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled, (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company.

Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing; provided, however, that (1) notwithstanding anything in this Support Agreement to the contrary, no Company Stockholder shall be deemed to have waived any of its rights, benefits and privileges (the “SHA Rights”) under the Company Stockholders Agreement in connection with such Company Stockholder’s entry into this Support Agreement and (2) the exercise of any SHA Rights by a Company Stockholder, or a designee on the Company Board of such Company Stockholder, shall not be deemed to be a breach of this Support Agreement; provided, further, that the foregoing proviso shall not relieve any Company Stockholder of its obligation to vote in favor of approving and adopting the Merger Agreement pursuant to Section 1.5(a)(i) of this Support Agreement at a duly called special meeting of the Company Stockholders called pursuant to Section 8.2(c) of the Merger Agreement.

Section 1.6     No Challenges. Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Support Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

Section 1.7     Further Assurances. Each Company Stockholder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the other transactions contemplated by the Merger Agreement on the terms and subject to the conditions set forth therein and herein.

Section 1.8     No Inconsistent Agreement. Each Company Stockholder hereby represents and covenants that it has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder.

Section 1.9     Other Covenants. Each Company Stockholder hereby authorizes the Company and Acquiror to publish and disclose in any announcement or disclosure, in each case, required by the SEC or Nasdaq (including all documents and schedules filed with the SEC in connection with the foregoing, including the Proxy Statement/Registration Statement), such Company Stockholder’s identity and ownership of the Subject Shares and the nature of such Company Stockholder’s commitments and agreements under this Support Agreement, the Merger Agreement and any other agreements to the extent such disclosure is required by applicable securities Laws, the SEC or Nasdaq.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1     Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:

(a)            Organization; Due Authorization. If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Support Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Support Agreement and to perform his or her obligations hereunder. This Support Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Support Agreement, this Support Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof, subject to any Enforceability Exceptions. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Support Agreement has full power and authority to enter into this Support Agreement on behalf of the applicable Company Stockholder.

(b)            Ownership. Such Company Stockholder is the record owner of, and has good title to, all of the Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Support Agreement, (ii) the Company’s Governing Documents, (iii) the Company Stockholders Agreement (iv) the Merger Agreement, or (v) any applicable securities Laws. The Subject Shares are the only equity securities in the Company owned of record by such Company Stockholder on the date of this Support Agreement, and none of the Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c)            No Conflicts. The execution and delivery of this Support Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of its obligations hereunder will not, (i) conflict with or result in a violation of the Governing Documents of the Company or the Company Stockholders Agreement or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Stockholder or the Subject Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Stockholder of its obligations under this Support Agreement.

(d)            Litigation. There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its obligations under this Support Agreement.

(e)            Brokerage Fees. Except as described on Section 4.20 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder, for which the Company or any of its Subsidiaries or Affiliates may become liable.

(f)            Affiliate Agreements. Except as set forth on Section 4.35 of the Company Disclosure Letter, none of the Company Stockholders is a party to any Contract, arrangement or commitment with the Company or any of the Company’s Subsidiaries.

(g)            Acknowledgment. Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Support Agreement.

(h)            No Other Representations or Warranties. Except for the representations and warranties made by such Company Stockholder in this ARTICLE II, neither such Company Stockholder nor any other Person makes any express or implied representation or warranty to Acquiror or the Company in connection with this Support Agreement or the transactions contemplated by this Support Agreement, and such Company Stockholder expressly disclaims any such other representations or warranties.

ARTICLE III
MISCELLANEOUS

Section 3.1     Termination. This Support Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earliest of (a) and (b), the “Expiration Time”), (c) the liquidation of Acquiror pursuant to applicable Law and the Governing Documents of Acquiror and (d) as to each Company Stockholder, upon the written agreement of such Company Stockholder, Acquiror, and the Company. Upon such termination of this Support Agreement, all obligations of the parties hereto will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Support Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Support Agreement prior to such termination. This ARTICLE III shall survive the termination of this Support Agreement.

Section 3.2     Governing Law. This Support Agreement, and all claims or causes of action based upon, arising out of, or related to this Support Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 3.3     CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)            CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS SUPPORT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE), OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND EACH OF THE PARTIES IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH ACTION, (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION, VENUE OR TO CONVENIENCE OF FORUM, (III) AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT, AND (IV) AGREES NOT TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THIS SUPPORT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION, IN EACH CASE, TO ENFORCE JUDGMENTS OBTAINED IN ANY ACTION, SUIT OR PROCEEDING BROUGHT PURSUANT TO THIS SECTION 3.3.

(b)            WAIVER OF TRIAL BY JURY. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUPPORT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPORT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUPPORT AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUPPORT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.3.

Section 3.4     Assignment. No party hereto shall assign this Support Agreement or any part hereof without the prior written consent of the other parties hereto and any such transfer without prior written consent shall be void. Subject to the foregoing, this Support Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 3.5     Specific Performance. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Support Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Support Agreement and to enforce specifically the terms and provisions of this Support Agreement in addition to any other remedy to which any party hereto is entitled at law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Support Agreement, no party hereto shall allege, and each party hereto hereby waives the defense, that there is an adequate remedy at law, and each party hereto agrees to waive any requirement for the securing or posting of any bond in connection therewith.

Section 3.6     Amendment; Waiver. This Support Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and each Company Stockholder.

Section 3.7     Severability. If any provision of this Support Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Support Agreement will remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Support Agreement, they shall take any actions necessary to render the remaining provisions of this Support Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Support Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

Section 3.8     Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email (in each case in this clause (d), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to Acquiror:

RMG Acquisition Corp. III

57 Ocean, Suite 403, 5775 Collins Avenue

Miami Beach, Florida

Attention: Philip Kassin

Email: pkassin@rmginvestments.com

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

22 Bishopsgate, EC2N 4BQ London

Attention: Lorenzo Corte; Maria Protopapa

Email: lorenzo.corte@skadden.com
            maria.protopapa@skadden.com

If to the Company:

H2B2 Electrolysis Technologies, Inc.

300 Delaware Ave Ste 210-A

Wilmington, DE 19801

Attention: Anselo Andrade; Mario Barragan

Email: anselmo.andrade@h2b2.es; mario.barragan@h2b2.es

with copies to (which shall not constitute notice):

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Ryan Maierson; Thomas Verity

Email: ryan.maierson@lw.com

            thomas.verity@lw.com

If to a Company Stockholder:

To such Company Stockholder’s address set forth in Schedule I

Section 3.9     Headings; Counterparts. The headings in this Support Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Support Agreement. This Support Agreement may be executed in two (2) or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.10    Entire Agreement. This Support Agreement, the Merger Agreement and the other Ancillary Agreements constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ África Castro Rosende
Name: África Castro Rosende

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Alejandra Benjumea de Porres
Name: Alejandra Benjumea de Porres

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Anselmo Andrade Fernández de Mesa
Name: Anselmo Andrade Fernández de Mesa

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Anselmo Andrade Rodríguez
Name: Anselmo Andrade Rodríguez

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Blanca Benjumea de Porres
Name: Blanca Benjumea de Porres

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Blanca de Porres Guardiola
Name: Blanca de Porres Guardiola

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Carla Benjumea de Porres
Name: Carla Benjumea de Porres

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Carlos Sundheim Losada
Name: Carlos Sundheim Losada

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Covadonga García Gómez
Name: Covadonga García Gómez

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Delia Muñoz Alé
Name: Delia Muñoz Alé

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ José Javier Brey Sánchez
Name: José Javier Brey Sánchez as CEO of Empelia Capital S.L.

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Enrique Barrientos García
Name: Enrique Barrientos García

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Felipe Benjumea de Porres
Name: Felipe Benjumea de Porres

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ José Javier Brey Sánchez
Name: José Javier Brey Sánchez as President of Fundación para la Promoción de los Microemprendimientos

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Jose Antonio Vázquez Arjona
Name: Jose Antonio Vázquez Arjona

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Juan Suárez Ávila
Name: Juan Suárez Ávila

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Luján Aresti Llorente
Name: Luján Aresti Llorente

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ María Concepción Guardiola Domínguez
Name: María Concepción Guardiola Domínguez

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Guillermo Delclaux Lezama-Leguizamón
Name: Guillermo Delclaux Lezama-Leguizamón as legal representative of Onatrium H2 S.L.

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

By:	/s/ Roberto Wilson Fernández del Castillo
Name: Roberto Wilson Fernández del Castillo

[Signature Page to Company Support Agreement]

ACQUIROR:

RMG Acquisition Corp. III

By:	/s/ Philip Kassin
Name: Philip Kassin
Title: President and CO

[Signature Page to Company Support Agreement]

COMPANY:

H2B2 Electrolysis Technologies, Inc.

By:	/s/ Anselmo Andrade Fernández de Mesa
Name: Anselmo Andrade Fernández de Mesa
Title: Chief Executive Officer

[Signature Page to Company Support Agreement]

Schedule I

Company Stockholder	Shares of Company Common Stock
África Castro Rosende	227,228
Alejandra Benjumea de Porres	956
Anselmo Andrade Fernández de Mesa	39,050
Anselmo Andrade Rodríguez	54,821
Blanca Benjumea de Porres	52,000
Blanca de Porres Guardiola	799,598
Carla Benjumea de Porres	4,188
Carlos Sundheim Losada	82,918
Covadonga García Gómez	202,508
Delia Muñoz Alé	25,510
Empelia Capital, SL	768,078
Enrique Barrientos García	4,136
Felipe Benjumea de Porres	38,688
Fundación para la Promoción de los Microemprendimientos	57,679
José Antonio Vázquez Arjona	4,060
Juan Suarez Ávila	55,619
Luján Aresti Llorente	657,337
María Concepción Guardiola Domínguez	554,743
Onatrium H2, S.L.	2,223,276
Roberto Wilson Fernández del Castillo	1,219

[Schedule I to Company Support Agreement]